Exhibit 99.2

EXECUTION

AMENDMENT NO. 3

TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT, dated as of August     , 2009, is by and among LSQ Funding Group, L.C., a Florida limited liability company (“LSQ”), Paragon Systems, Inc., an Alabama corporation (“Paragon”), Tri-S Security Corporation, a Georgia corporation (“TSS”), Florida Business 1, Inc., a Florida corporation (“Florida 1”), Florida Business 2, Inc., a Florida corporation (“Florida 2”), Florida Business 3, Inc., a Florida corporation (“Florida 3”), Florida Business 4, Inc., a Florida corporation (“Florida 4”), Florida Business 5, Inc., a Florida corporation (“Florida 5”), Florida Business 6, Inc., a Florida corporation (“Florida 1”), Protection Technologies Corporation, a Florida corporation (“Protection” and together with TSS, Florida 1, Florida 2, Florida 3, Florida 4, Florida 5 and Florida 6, each individually and collectively, “Guarantor” as hereinafter further defined, and together with Paragon, collectively, “Obligors”).

W I T N E S S E T H :

WHEREAS, Lender and Obligors have entered into financing arrangements pursuant to which Lender has made, and may make, loans and advances and provide other financial accommodations to Obligors as set forth in the Loan and Security Agreement, dated as of December 31, 2007, by and among Lender and Obligors, as amended by the Amendment and Forbearance, dated as of March 26, 2008, by and among Lender, BRE LLC and Obligors, as amended by Amendment to Amendment and Forbearance, dated as of December 12, 2008 (“Amendment No. 1”), Amendment to Loan and Security Agreement, entered into as of July 30, 2008 and effective as of May 1, 2008 (“Amendment No. 2”), and as amended hereby (such Loan and Security Agreement, as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, being referred to herein as the “Loan Agreement”) and other agreements, documents and instruments referred to therein or at any time executed or delivered in connection therewith or related thereto, including, without limitation, this Amendment No. 3 (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Loan Documents”);

WHEREAS, Obligors have requested that Lender agree to make certain amendments to the Loan Agreement, and Lender is willing to so agree, subject to the terms and conditions set forth herein, to make such amendments as more specifically set forth herein; and

WHEREAS, by this Amendment No. 3, Lender and Obligors intend to evidence such amendments;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

1. Definitions.

(a) Additional Definitions. As used herein, the following terms shall have the meanings given to them below and the Loan Agreement and the other Loan Documents are hereby amended to include, in addition and not in limitation, the following definitions:

(i) “Accounts” means all of Borrower’s present and future accounts, including Unbilled Accounts.

(ii) “Amendment No. 3” means this Amendment No. 3 to Loan and Security Agreement by and among Lender and Obligors, as amended, modified, supplemented, extended, renewed, restated or replaced.

(iii) “Asset” means any interest of a Person in any kind of property or asset, whether real, personal, or mixed real and personal, and whether tangible or intangible.

(iv) “Billed Account” means any Account other than Unbilled Accounts.

(v) “Capital Expenditures” means expenditures made in cash, or financed by any Person with long term debt, for the acquisition of any fixed Assets or improvements, replacements, substitutions, or additions thereto that have a useful life of more than one (1) year, including the direct or indirect acquisition of such Assets by way of increased product or service charges, offset items, or otherwise, and the principal portion of payments with respect to Capital Lease Obligations, calculated in accordance with GAAP.

(vi) “Capital Lease” means any lease of an Asset by a Person as lessee which would, in conformity with GAAP, be required to be accounted for as an Asset and corresponding liability on the balance sheet of that Person.

(vii) “Capital Lease Obligations” of a Person means the amount of the obligations of such Person under all Capital Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

(viii) “Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

(ix) “Consolidated Net Income” means, with respect to any Person for any period, the aggregate of the net income (loss) of such Person and its Subsidiaries, on a consolidated basis, for such period (and as to Borrower and Guarantors, excluding to the extent included therein (A) any extraordinary, one-time or non-recurring gains and (B) extraordinary, one-time or non-recurring non-cash losses or charges), and after deducting the Provision for Taxes for such period, all as determined in accordance with GAAP; provided, that,

(1) the net income of any Person that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid or payable to such Person or a Subsidiary of such Person;

(2) except to the extent included pursuant to the foregoing clause, the net income of any Person accrued prior to the date it becomes a Subsidiary of such Person or is merged into or consolidated with such Person or any of its Subsidiaries or that Person’s assets are acquired by such Person or by any of its Subsidiaries shall be excluded;

(3) the net income (if positive) of any wholly-owned Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such wholly-owned Subsidiary to such Person or to any other wholly-owned Subsidiary of such Person is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such wholly-owned Subsidiary shall be excluded.

For the purposes of this definition, net income excludes any gain and non-cash loss together with any related Provision for Taxes for such gain and non-cash loss realized upon the sale or other disposition of any assets that are not sold in the ordinary course of business or of any Capital Stock of such Person or a Subsidiary of such Person, and any net income or non-cash loss realized as a result of changes in accounting principles or the application thereof to such Person and any net income or non-cash loss realized as the result of the extinguishment of debt.

(x) “Debt” means, as of the date of determination, the sum, but without duplication, of any and all of a Person’s: (A) indebtedness heretofore or hereafter created, issued, incurred or assumed by such Person (directly or indirectly) for or in respect of money borrowed; (B) Capital Lease Obligations; (C) obligations evidenced by bonds, debentures, notes, or other similar instruments; (D) obligations for the purchase price of property or services; (E) obligations to redeem stock or make any distribution to shareholders; and (F) obligations secured by any Lien on any Asset of such Person, whether or not such obligations have been assumed.

(xi) “EBITDA” means, as to any Person, with respect to any period, an amount equal to (A) the Consolidated Net Income of such Person and its Subsidiaries for such period determined in accordance with GAAP, minus all dividends, distributions, repurchases and redemptions in respect of Capital Stock paid by such Person and its Subsidiaries during such period, plus (B) each of the following, in each case to the extent deducted in the calculation of such Consolidated Net Income for such period: (1) depreciation and amortization (including, but not limited to, imputed interest and deferred compensation) of such Person and its Subsidiaries for such period, all in accordance with GAAP, plus (2) the Interest Expense of such Person and its Subsidiaries for such period, plus (3) charges for Federal, State, local and foreign income taxes for such period.

(xii) “Excess Cash Flow” means, as to any Person, with respect to any period, an amount equal to: (A) the EBITDA of such Person and its Subsidiaries for such period, minus (B) the sum of the following: (1) all Interest Expense of such Person and its Subsidiaries paid in cash during such period, plus (2) the cash portion of Capital Expenditures of such Person and its Subsidiaries during such period (other than Capital Expenditures made with the proceeds of Debt, but excluding Debt arising from loans and advances under the Loan Agreement), plus (3) all regularly scheduled (as determined at the beginning of the respective period) principal payments in respect of (x) Debt for borrowed money and (y) Debt with respect to Capital Leases (and without duplicating items (1) and (3) of this definition, the interest component with respect to Debt under Capital Leases) during such period, plus (4) taxes paid during such period in cash.

(xiii) “Existing Note Default” means the existing default by TSS under its 10% Notes as disclosed in its Form 10-K for the fiscal year ended December 31, 2008.

(xiv) “Fixed Charge Coverage Ratio” means, with respect to any date of determination, the ratio of (A) the amount equal to EBITDA of any Person and its Subsidiaries, on a consolidated basis, for the immediately preceding twelve (12) consecutive fiscal months as of the end of the most recent month for which Lender has received financial statements pursuant to Section 12.9 hereof, to (B) Fixed Charges of such Person and its Subsidiaries, on a consolidated basis, for such period.

(xv) “Fixed Charges” means, as to any Person and its Subsidiaries, on a consolidated basis, with respect to any period, the sum of, without duplication, (A) all Interest Expense paid in cash, plus (B) all principal payments of Debt for borrowed money, and payments of Debt for the deferred purchase price of any property or services (including, without limitation, any indemnification, adjustment of purchase price, earn-outs or other similar obligations incurred in connection with any acquisition or sale or other disposition of assets) and Capital Leases (and without duplication of items (A) and (B) of this definition, the interest component with respect to Debt under Capital Leases), plus (C) the cash portion of Capital Expenditures of such Person and its Subsidiaries during such period (other than Capital Expenditures made with the proceeds of Debt, but excluding Debt arising from loans and advances under the Loan Agreement), plus (D) all taxes paid by such Person and its Subsidiaries in cash during such period.

(xvi) “GAAP” means generally accepted accounting principles in the United States of America, consistently applied, which are in effect as of the date of this Agreement; provided, that, in the event of any change in GAAP after the date hereof that affects the covenant in Section 12.9 hereof, Paragon may by notice to Lender, or Lender may by notice to Paragon require that such covenants be calculated in accordance with GAAP as in effect, and as applied by Paragon, immediately before the applicable change in GAAP became effective, until either the notice from the applicable party is withdrawn or such covenant is amended in a manner satisfactory to Paragon and Lender. Paragon shall deliver to Lender at the same time as the delivery of any financial statements to be delivered hereunder (A) a description in reasonable detail of any material change in the application of accounting principles employed in the preparation of such financial statements from those applied in the most recently preceding monthly, quarterly or annual financial statements and (B) a reasonable estimate of the effect on the financial statements on account of such changes in application.

(xvii) “Interest Expense” means, for any period, as to any Person, as determined in accordance with GAAP, the amount equal to total interest expense of such Person and its Subsidiaries on a consolidated basis for such period, whether paid or accrued (including the interest component of any Capital Lease Obligations for such period), and in any event, including, without limitation, (A) discounts in connection with the sale of any Accounts, (B) bank fees, commissions, discounts and other fees and charges owed with respect to letters of credit, banker’s acceptances or similar instruments or any factoring, securitization or similar arrangements, (C) interest payable by addition to principal or in the form of property other than cash and any other interest expense not payable in cash, and (D) the costs or fees for such period associated with hedging agreements to the extent not otherwise included in such total interest expense (excluding breakage costs incurred in connection with the termination of hedging agreements on or about the date hereof, if any), provided, that, Interest Expense shall not include, to the extent treated as interest in accordance with GAAP, all non-cash amounts in connection with borrowed money (including paid-in-kind interest).

(xviii) “Lien” means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement or other preferential arrangement, charge or encumbrance (including, any conditional sale or other title retention agreement, or finance lease) of any kind.

(xix) “Overadvanced Amount” means the amount by which the outstanding Balance of Loan exceeds the Allowable Amount.

(xx) “Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

(xxi) “Provision for Taxes” means an amount equal to all taxes imposed on or measured by net income, whether Federal, State, Provincial, county or local, and whether foreign or domestic, that are paid or payable by any Person in respect of any period in accordance with GAAP.

(xxii) “Specified Month” shall have the meaning given to such term in Section 12.7.1 hereto

(xxiii) “Subsidiary” means any corporation, limited liability company, partnership, trust or other entity (whether now existing or hereafter organized or acquired) of which Borrower at the time owns or controls directly or indirectly more than 50% of the shares of stock or partnership or other ownership interest having general voting power under ordinary circumstances to elect a majority of the board of directors, managers or trustees or otherwise exercising control of such corporation, limited liability company, partnership, trust or other entity (irrespective of whether at the time stock or any other form of ownership of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

(xxiv) “Target Month” shall have the meaning given to such term in Section 12.7.1 hereto

(xxv) “Term Loan Agreement” means the Amended and Restated Credit Agreement, dated as of December 31, 2007, by and among Lender and Obligors, as amended by the Supplemental Agreement to Amended and Restated Credit Agreement, dated as of December 31, 2007, the Amendment and Forbearance, dated as of March 26, 2008, the Amended and

Restated Supplemental Agreement and Amendment to Amended and Restated Credit Agreement, executed as of July 30, 2008, and effective as of May 1, 2008, and the Amendment to Amended and Restated Supplemental Agreement and Amendment to Amended and Restated Credit Agreement, dated as of September 12, 2008 and Amendment No. 5 to Amended and Restated Credit Agreement, dated of even date herewith, as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced.

(b) Amendments to Definitions.

(i) All references to the term “Allowable Amount” in any of the Loan Documents shall be deemed and each such reference is hereby amended to mean (A) the lesser of (1) the Borrowing Base and (2) the Maximum Amount minus (B) Availability Reserves, provided, that, to the extent that any such Availability Reserve is in respect of amounts that may be payable to third parties Lender may, at its option, deduct such Availability Reserve from the Maximum Amount, at any time that such limit is less than the amount of the Borrowing Base.

(ii) All references to the term “Borrower” in any of the Loan Documents shall be deemed and each such reference is hereby amended to mean, collectively, the following (together with their respective successors and assigns): (A) Paragon and (B) each Guarantor (as defined herein); except, that, (1) each reference to “Borrower” in the following sections of the Loan Agreement shall be deemed and each such reference is hereby amended to mean Paragon and its successors and assigns: Section 1.2.6, Section 1.2.7, Section 1.2.19, Section 1.2.23, Section 1.2.39, Section 1.2.47, Section 2.1.1, Section 2.2, Section 3.1, Section 3.2, Section 8, Section 12.7, 12.8 and 12.9 and (2) each reference to “Borrower” in the following sections of the Term Loan Agreement shall be deemed and each such reference is hereby amended to mean Paragon and its successors and assigns: Section 1.1, Section 2.1, Section 2.2, Section 2.4, Section 2.6, Section 2.10, Section 2.14, Section 4.2(a), Section 4.3(a), Section 7.1 and Section 7.2.

(iii) All references to the term “Guarantors” herein and in any of the other Loan Documents shall be deemed and each such reference is hereby amended to mean, collectively, the following (together with their respective successors and assigns): (A) Tri-S Security Corporation, a Georgia corporation, (B) Florida Business 1, Inc., a Florida corporation, (C) Florida Business 2, Inc., a Florida corporation, (D) Florida Business 3, Inc., a Florida corporation, (E) Florida Business 4, Inc., a Florida corporation, (F) Florida Business 5, Inc., a Florida corporation, (G) Florida Business 6, Inc., a Florida corporation, (H) Protection Technologies Corporation, a Florida corporation, and (I) all other entities now or hereafter guaranteeing the Obligations.

(iv) All references to the term “Lender” in any of the Loan Documents shall be deemed and each such reference is hereby amended to mean LSQ Funding Group, L.C., a Florida limited liability company, and its successors and assigns.

(v) All references to the term “Termination Date” in any of the Loan Documents shall be deemed and each such reference is hereby amended to mean - the earlier of (A) the Anniversary Due Date, or (B) the date on which Lender elects to terminate this Agreement pursuant to the terms herein, or (C) the date on which Borrower repays the Obligations in full in cash in accordance with the terms hereof.

(c) Interpretation. For purposes of this Amendment No. 3, all terms used herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 3.

2. Acknowledgment.

(a) Acknowledgment of Obligations. Obligors hereby acknowledge, confirm and agree that (i) as of the close of business on August 11, 2009 Obligors are indebted to Lender in respect of (A) Advances in the aggregate principal amount of not less than $21,718,216.61 and (B) other Credit Accommodations in the amount of not less than $82,494.23, which amounts, together with all interest accrued and accruing thereon, and all costs, fees, expenses and other charges now or hereafter payable by Obligors to Lender, are, as of the date hereof, jointly and severally unconditionally owing by each Obligor to Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever. Each Obligor acknowledges, confirms and agrees that the obligations, liabilities and indebtedness of each of them to Lender for the payment and performance of the Obligations pursuant to the Loan Documents are unconditionally owing to Lender without offset, defense or counterclaim of any kind, nature or description whatsoever and (ii) as of the close of business on August 11, 2009 the Overadvanced Amount is $6,554,563.16 and (iii) any Advances heretofore made shall be deemed to have been made to solely to Paragon.

(b) Acknowledgment of Security Interests. Each Obligor hereby acknowledges, confirms and agrees that Lender has and shall continue to have valid, enforceable and perfected liens upon and security interests in the assets and properties of such Obligor heretofore granted to Lender pursuant to the Loan Documents or as otherwise granted to or held by Lender to secure the Obligations and such liens and security interests shall secure, without limitation, all Obligations (whether contingent or otherwise) arising under or evidenced by any agreement, document or instrument executed and/or delivered in connection with this Amendment No. 3.

(c) Binding Effect of Documents. Each Obligor hereby acknowledges, confirms and agrees that: (i) each of the Loan Documents (including, without limitation, Amendment No. 3 and all agreements, documents and instruments executed and/or delivered in connection therewith or related thereto) to which it is a party has been duly executed and delivered to Lender, and each is in full force and effect as of the date hereof, (ii) the agreements and obligations of each Obligor contained in such Loan Documents constitute the legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and Obligors, as of the date hereof, have no valid defense to the enforcement of such obligations, and (iii) Lender is and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.

3. Discretionary Advances. Notwithstanding Section 2.1.1 of the Loan Agreement or any other provision of the Loan Agreement to the contrary, Lender shall have no obligation to make any Advances or provide any other Credit Accommodations except as Lender may determine in its sole and absolute discretion.

4. Projections. Obligors shall deliver to Lender as soon as possible but in no event later than September 1, 2009, projected consolidated financial statements (including forecasted balance sheets and statements of income and loss, statements of cash flow, and statements of shareholders’ equity, borrowing base and loan availability) of Paragon on a monthly basis for the remainder of fiscal year 2009 and each month thereafter through and including December 2010, all in reasonable detail, together with such supporting information as Lender may reasonably request, which projections shall be in form and substance satisfactory to Lender, including, but not limited to, provisions for making payments in amounts satisfactory to Lender for application to Obligations consisting of the Overadvanced Amount. Such projections shall represent the reasonable best estimate by Obligors of the future financial performance of Paragon for the periods set forth therein and shall have been prepared on the basis of the assumptions set forth therein which Obligors believe are fair and reasonable as of the date of preparation in light of current and reasonably foreseeable business conditions (it being understood that actual results may differ from those set forth in such projected financial statements).

5. Payments by Borrower. Section 3.1 of the Loan Agreement is hereby amended by adding the following new clause 3.1.5 at the end thereof:

“3.1.5 Subject to the other terms and conditions contained herein, Lender shall apply payments received or collected from Borrower or any Guarantor or for the account of Borrower or any Guarantor (including the monetary proceeds of collections or of realization upon any Collateral) in such order and manner as Lender may determine, provided, that, except as Lender may otherwise expressly hereafter agree, payments in respect of the Advances shall be applied first to Advances based on Unbilled Accounts, and then to Advances based on Billed Accounts and the first Advances outstanding shall be deemed to be Advances based on Unbilled Accounts and second Advances based on Billed Accounts.”

6. Financial Statements. Notwithstanding anything to the contrary contained in Section 11.1 of the Loan Agreement, without limiting the obligations of Obligors to furnish any other information to Lender, Obligors shall furnish or cause to be furnished to Lender:

(a) within thirty (30) days after the end of each fiscal month, monthly unaudited consolidated financial statements and unaudited consolidating financial statements (including in each case balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders’ equity), all in reasonable detail, fairly presenting in all material respects the financial position and the results of the operations of Paragon and such monthly unaudited consolidated financial statements and unaudited consolidating financial statements of TSS and its Subsidiaries as of the end of and through such fiscal month, certified to be correct by the chief financial officer of Paragon and TSS, subject to normal year-end adjustments and accompanied by a compliance certificate substantially in the form of Exhibit A to this Amendment No. 3, along with a schedule in form reasonably satisfactory to Lender of the calculations used in determining, as of the end of such month, whether Paragon was in compliance with the covenants set forth in Sections 12.9 of the Loan Agreement for such month, and

(b) within ninety (90) days after the end of each fiscal year, audited consolidated financial statements and unaudited consolidating financial statements of TSS and its Subsidiaries

(including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders’ equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting in all material respects the financial position and the results of the operations of TSS and its Subsidiaries as of the end of and for such fiscal year, together with the unqualified opinion of independent certified public accountants with respect to the audited consolidated financial statements, which accountants shall be an independent accounting firm selected by TSS and acceptable to Lender, that such audited consolidated financial statements have been prepared in accordance with GAAP, and present fairly in all material respects the results of operations and financial condition of TSS and its Subsidiaries as of the end of and for the fiscal year then ended.

7. Negative Covenants. Section 12 of the Loan Agreement is hereby amended by adding the following new clauses at the end thereof:

“12.7 Intercompany Debt. Make, directly or indirectly, any loans to any Guarantor after the date hereof, unless:

12.7.1 as to any such loans on and after November 1, 2009, the aggregate amount of all such loans, plus all amounts paid pursuant to Sections 12.8(d), in any fiscal month (the “Specified Month”) shall not exceed in the aggregate forty (40%) percent of the Excess Cash Flow of Paragon in the fiscal month which is two fiscal months immediately preceding the Specified Month (the “Target Month”), based on the financial statements received by Lender for the Target Month;

12.7.2 within thirty (30) days after the end of each month, Borrower shall provide to Lender a report in form and substance satisfactory to Lender of the outstanding amount of such loans as of the last day of the immediately preceding month and indicating any loans made and payments received during the immediately preceding month,

12.7.3 the Debt arising pursuant to any such loan shall not be evidenced by a promissory note or other instrument, unless the single original of such note or other instrument is promptly delivered to Lender upon its request to hold as part of the Collateral, with such endorsement and/or assignment by the payee of such note or other instrument as Lender may require,

12.7.4 no such payment shall be made in any Specified Month except on or after the date on which Lender shall have received the monthly financial statements for the corresponding Target Month in accordance with Section 6(a) of Amendment No. 3,

12.7.5 as of the date of any such loan and after giving effect thereto, no Default or Event of Default (other than the Existing Defaults and the Existing Note Default) shall exist or have occurred and be continuing,

12.7.6 as of the date of any such loan, Lender shall have received a certificate from a duly authorized officer of Borrower certifying that each of the conditions set forth above have been satisfied as of such date and after giving effect to any such loan.

12.8 Restricted Payments. Declare or pay any dividends or other distributions in respect of Capital Stock, or purchase, redeem, retire, or otherwise acquire for value any of its Capital Stock now or hereafter outstanding, or make any distribution of Assets to its shareholders, whether in cash, Assets, or in obligations of Borrower, or allocate or otherwise set apart any sum for the payment of any of the foregoing, or make any other distribution by reduction of capital or otherwise in respect of any of its Capital Stock; or permit any Subsidiary to purchase or otherwise acquire for value any Capital Stock of Borrower or any other Subsidiary; except, that, (a) any Guarantor may make any dividends or other distributions to Borrower; (b) TSS may make dividend payments in respect of its preferred stock of TSS outstanding as of the date hereof; (c) TSS may redeem its preferred stock outstanding as of the date hereof pursuant to terms thereof; and (d) Borrower may pay dividends to TSS, provided, that, as to any such dividends paid on and after November 1, 2009, as of the date of the payment of any such dividends and after giving effect thereto, each of the following conditions is satisfied: (i) for any Specified Month, the aggregate amount of (A) all loans made in such Specified Month as described in Section 12.7, plus all such amounts paid during such Specified Month in respect of dividends shall not exceed, in the aggregate, forty (40%) percent of the Excess Cash Flow of Paragon in the corresponding Target Month, based on the financial statements received by Lender for such Target Month, (ii) no such payment shall be made in any Specified Month except on or after the date on which Lender shall have received the monthly financial statements for the corresponding Target Month in accordance with Section 6(a) of Amendment No. 3, (iii) no Event of Default (other than the Existing Defaults and the Existing Note Default) shall exist or have occurred and be continuing, and (iv) Lender shall have received a certificate from a duly authorized officer of Borrower certifying that each of the conditions set forth above have been satisfied as of such date and after giving effect to any such amounts paid.

12.9 Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio of Borrower determined as of the end of the fiscal month most recently ended for which Lender has received financial statements of Borrower and its Subsidiaries shall be not less than 1.1 to 1.0 for the period of the immediately preceding twelve (12) consecutive fiscal months ending on the last day of such fiscal month (provided, that, for the period prior to July 31, 2010, EBITDA and the Fixed Charges for purposes of calculating such ratio shall be based on the EBITDA and Fixed Charges for the period from August 1, 2009 through the last day of the immediately preceding fiscal month for which Lender has received financial statements of Borrower and its Subsidiaries).”

8. Successors and Assigns; Participations; Disclosure. Section 25 of the Loan Agreement is hereby amended by a new Section 25.11 at the end thereof to read as follows:

“25.11 Successors and Assigns; Participations; Disclosure.

25.11.1	This Agreement, the other Loan Documents and any other document referred to herein or therein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement, the other Loan Documents or any other document referred to herein or therein without the prior written consent of Lender and any such prohibited assignment or transfer by Borrower shall be void.

25.11.2	Lender may make, carry or transfer the Advances at, to or for the account of, any of its branch offices or the office of an affiliate of Lender or to any Federal Reserve Lender, all without Borrower’s consent.

25.11.3	Lender may assign all or a portion of its rights (including voting rights) and delegate its obligations under this Agreement and the other Loan Documents to one or more Persons on terms and conditions acceptable to Lender. In the event of any such assignment by Lender pursuant to this Section 25.11.3, Lender’s obligations under this Agreement arising after the effective date of such assignment shall be released and concurrently therewith, transferred to and assumed by Lender’s assignee to the extent provided for in the document evidencing such assignment, and Lender shall give prompt notice of such assignment to Borrower. The provisions of this Section 25.11.3 relate only to absolute assignments (whether or not arising as the result of foreclosure of a security interest) and such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by Lender of any Advance to any Federal Reserve Lender in accordance with applicable law.

25.11.4	Lender may at any time sell to one or more banks, other financial institutions or other Persons (each a “Participant”) participating interests in all or any part of the Advances and in any other interest of Lender hereunder. In the event of any such sale by Lender of a participating interest to a Participant, Lender’s obligations under this Agreement shall remain unchanged, Lender shall remain solely responsible for the performance thereof, and Borrower shall continue to deal solely and directly with Lender in connection with Lender’s rights and obligations under this Agreement. Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Sections 13, 14, 15 and 16 with respect to its participating interest.

25.11.5	Borrower authorizes Lender to disclose to any assignee under Section 25.11.3 or any Participant (either, a “Transferee”) and any prospective Transferee any and all financial information in Lender’s possession concerning Borrower which has been delivered to Lender by Borrower pursuant to this Agreement or which has been delivered to Lender by Borrower in connection with Lender’s credit evaluation prior to entering into this Agreement.”

9. Representations and Warranties. Each Obligor represents and warrants to Lender that the execution, delivery and performance of this Amendment No. 3 are all within its corporate powers, have been duly authorized, are not in contravention of law or the terms of its certificate of incorporation, by laws or other organizational documentation, or any indenture, agreement or undertaking to which it is a party or by which it or its property are bound and this Amendment No. 3 constitutes its legal, valid and binding obligations enforceable in accordance with it terms.

10. Release by Obligors.

(a) Release.

(i) In consideration of the agreements of Lender contained herein and the making of Advances and providing of Credit Accommodations by or on behalf of Lender to Borrower pursuant to the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Obligor on behalf of itself and its successors, assigns, and other legal representatives, hereby, jointly and severally, absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives and their respective successors and assigns (Lender and all such other parties being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which each Obligor, or any of its successors, assigns, or other legal representatives and their respective successors and assigns may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any nature, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment No. 3, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, as amended and supplemented through the date hereof, and the other Loan Documents.

(ii) Each Obligor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(iii) Each Obligor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final and unconditional nature of the release set forth above.

(iv) Each Obligor represents and warrants that each such Person is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and each such Person has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any Person any such claim or any portion thereof.

(v) Nothing contained herein shall constitute an admission of liability with respect to any Claim on the part of any Releasee.

(b) Covenant Not to Sue. Each Obligor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, jointly and severally, covenants and agrees with each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Obligors pursuant to Section 9(a) hereof. If any Obligor violates the foregoing covenant, Obligors agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

(c) Waiver of Statutory Provisions. EACH OBLIGOR HEREBY EXPLICITLY WAIVES ALL RIGHTS UNDER AND ANY BENEFITS OF ANY COMMON LAW OR STATUTORY RULE OR PRINCIPLE WITH RESPECT TO THE RELEASE OF SUCH CLAIMS. EACH OBLIGOR AGREES THAT NO SUCH COMMON LAW OR STATUTORY RULE OR PRINCIPLE SHALL AFFECT THE VALIDITY OR SCOPE OR ANY OTHER ASPECT OF THIS MUTUAL RELEASE.

11. Conditions Precedent. The amendments set forth herein shall be effective as of the date hereof upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

(a) Lender shall have received an executed original or executed original counterparts of this Amendment No. 3, in form and substance satisfactory to Lender, duly authorized, executed and delivered by each Obligor;

(b) Lender shall have received an executed original or executed original counterparts of this Amendment No. 5 to Term Loan Credit Agreement, in form and substance satisfactory to Lender, duly authorized, executed and delivered by each Obligor;

(c) Guarantors shall deliver, or cause to be delivered to Lender, in form and substance satisfactory to Lender, a duly authorized and executed Amended and Restated Guarantee of the Obligations; and

(d) Other than the Existing Defaults (as defined in Amendment No. 1) and the Existing Note Default, on the date hereof, no Default or Event of Default has occurred and is continuing.

12. No Waiver; Reservation of Rights.

(a) Lender has not waived, is not by this Amendment No. 3 waiving and has no present intention of waiving, the Existing Default, the Existing Note Default or any other Event of Default which may be continuing on the date hereof or any Event of Default which may occur after the date hereof (whether the same or similar to the Existing Default, the Existing Note Default or otherwise), and, except as set forth in Amendment No. 1, Lender has not agreed to forbear with respect to any of their rights or remedies concerning the Existing Default, the Existing Note Default or any other Event of Default, which may have occurred or are continuing as of the date hereof or which may occur after the date hereof. Any Event of Default continuing after the date hereof (including the Existing Default) or any Event of Default which may occur after the date hereof, in each case, may only be waived in writing duly executed by an authorized officer of Lender.

(b) Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies arising under the Loan Documents, applicable law or otherwise, as a result of any other Event of Default which may have occurred prior to the date hereof, or is continuing on the date hereof, or any Event of Default which may occur after the date hereof, whether the same or similar to the Existing Default or the Existing Note Default. Nothing contained herein shall be construed as a waiver of the failure of any Obligor to comply with the terms of the Loan Agreement and the other Loan Documents after such time.

13. General.

(a) Effect of this Amendment. This Amendment No. 3 and the instruments and agreements delivered pursuant hereto represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. Except as expressly provided herein, no other changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent that any provision of the Loan Agreement or any of the other Loan Documents are inconsistent with the provisions of this Amendment No. 3, the provisions of this Amendment No. 3 shall control.

(b) Governing Law. The validity, interpretation and enforcement of this Amendment No. 3 and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Florida but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Florida.

(c) Binding Effect. This Amendment No. 3 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

(d) Waiver, Modification, Etc. No provision or term hereof may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.

(e) Further Assurances. Obligors shall execute and deliver such additional documents and take such additional action as may be requested by Lender to effectuate the provisions and purposes of this Amendment No. 3.

(f) Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 3.

(g) Counterparts, etc. This Amendment No. 3 may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 3 by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 3. Any party delivering an executed counterpart of this Amendment No. 3 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment No. 3 but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 3.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWER

PARAGON SYSTEMS, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

GUARANTORS

TRI-S SECURITY CORPORATION

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 1, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 2, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 3, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Amendment No. 3 to Loan and Security Agreement (Revolver)

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

FLORIDA BUSINESS 4, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 5, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 6, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

PROTECTION TECHNOLOGIES CORPORATION

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

LENDER

LSQ FUNDING GROUP, L.C.

By:	/s/ Maxwell Eliscu
Name:	Maxwell Eliscu
Title:	Manager

Amendment No. 3 to Loan and Security Agreement (Revolver)

EXHIBIT A

TO AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT

FORM OF COMPLIANCE CERTIFICATE

To:	LSQ Funding Group, L.C.

1403 West Colonial Drive, Suite B

Orlando, Florida 32804

Ladies and Gentlemen:

I hereby certify to you as follows:

1. I am the duly elected Chief Financial Officer of Paragon Systems, Inc., an Alabama corporation (“Borrower”). Capitalized terms used herein without definition shall have the meanings given to such terms in the Loan and Security Agreement, dated December 31, 2007, by and among LSQ Funding Group, L.C. (“Lender”), Borrower and certain of its affiliates (as such Loan and Security Agreement now exists and may hereafter be amended, modified or supplemented, from time to time, the “Loan Agreement”).

2. I have reviewed the terms of the Loan Agreement, and have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and the financial condition of Borrower and Guarantors, during the immediately preceding fiscal month.

3. The review described in Section 2 above did not disclose the existence during or at the end of such fiscal month, and I have no knowledge of the existence and continuance on the date hereof, of any condition or event which constitutes a Default or an Event of Default, except as set forth on Schedule I attached hereto. Described on Schedule I attached hereto are the exceptions, if any, to this Section 3 listing, in detail, the nature of the condition or event, the period during which it has existed and the action which any Borrower or Guarantor has taken, is taking, or proposes to take with respect to such condition or event.

4. I further certify that, based on the review described in Section 2 above, neither Borrower nor any Guarantor has at any time during or at the end of such fiscal month, except as specifically described on Schedule II attached hereto or as permitted by the Loan Agreement, done any of the following:

(a) Changed its respective corporate or limited liability company name, or transacted business under any trade name, style, or fictitious name, other than those previously described to you and set forth in the Loan Documents.

(b) Changed the location of its chief executive office, changed its jurisdiction of incorporation or formation, changed its type of organization or changed the location of or disposed of any of its properties or assets (other than pursuant to the sale of Inventory in the ordinary course of its business), or established any new asset locations.

(c) Materially changed the terms upon which it sells goods (including sales on consignment) or provides services, nor has any vendor or trade supplier to Borrower or any Guarantor during or at the end of such period materially adversely changed the terms upon which it supplies goods to Borrower or any Guarantor.

(d) Permitted or suffered to exist any security interest in or liens on any of its properties, whether real or personal, other than as specifically permitted in the Loan Documents.

(e) Received any notice of, or obtained knowledge of any of the following not previously disclosed to Lender: (i) the occurrence of any event involving the release, spill or discharge of any hazardous material in violation of applicable environmental law in a material respect or (ii) any investigation, proceeding, complaint, order, directive, claims, citation or notice with respect to: (A) any non-compliance with or violation of any applicable environmental law by Borrower or any Guarantor in any material respect or (B) the release, spill or discharge of any hazardous material in violation of applicable environmental law in a material respect or (C) the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any hazardous materials in violation of applicable environmental laws in a material respect or (D) any other environmental, health or safety matter, which has a material adverse effect on Borrower or any Guarantor or its business, operations or assets or any properties at which Borrower or such Guarantor transported, stored or disposed of any hazardous materials.

(f) Become aware of, obtained knowledge of, or received notification of, any breach or violation of any material covenant contained in any instrument or agreement in respect of Debt for money borrowed by Borrower or any Guarantor.

5. Attached hereto as Schedule III are the calculations used in determining, as of the end of such fiscal month whether Borrower and Guarantors are in compliance with the covenant set forth in Section 12.9 of the Loan Agreement for such fiscal month.

The foregoing certifications are made and delivered this day of             , 20    .

Very truly yours,

By:

Title: